UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 2, 2008

WASHINGTON TRUST BANCORP, INC.
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(Exact Name of Registrant as Specified in Charter)

Rhode Island	0-13091	05-0404671
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

23 Broad Street, Westerly, Rhode Island 02891
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 348-1200

Former name or address, if changed from last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On October 2, 2008, Washington Trust Bancorp, Inc. (the “Company”) entered into a Share Purchase Agreement with a limited number of accredited investors (the “Purchasers”), relating to the offering and sale of a total of 2,500,000 unregistered shares of the Company’s common stock, par value $0.0625 per share (the “Shares”) at a purchase price of $20.00 per Share (the “Offering”).  The closing is expected to take place on or about October 7, 2008, subject to the satisfaction of customary closing conditions.

In connection with the Offering, the Company also entered into a Registration Rights Agreement, dated October 2, 2008, with the Purchasers (the “Registration Rights Agreement”) pursuant to which it has agreed to file, within 30 days of the closing of the Offering, a registration statement with the Securities and Exchange Commission to register the Shares for resale, which registration statement is required to become effective within 60 days following the closing.  The Company will be required to pay certain cash as liquidated damages if it does not meet its registration obligations under the Registration Rights Agreement.

The Share Purchase Agreement and the Registration Rights Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.  The press release announcing the Offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The foregoing description of the Share Purchase Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement and the Registration Rights Agreement attached hereto.

Item 3.02 Unregistered Sale of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sale of equity securities is incorporated by reference into this Item 3.02.

The aggregate offering price of the Shares to be sold in the Offering is approximately $50 million, of which an aggregate of approximately $3 million will be paid to the placement agent for its services in connection with the Offering.

The sale of the Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Shares will be sold to accredited investors in reliance upon exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  The Shares may not be offered or sold in the United States absent registration or exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                                           Exhibit

10.1	Share Purchase Agreement, dated October 2, 2008, by and among Washington Trust Bancorp, Inc. and the Purchasers *
10.2	Registration Rights Agreement, dated October 2, 2008, by and among Washington Trust Bancorp, Inc. and the Purchasers *
99.1	Washington Trust Bancorp, Inc. Press Release, dated October 2, 2008 *
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* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date: October 3, 2008	By:	/s/ David V. Devault
David V. Devault
Executive Vice President, Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                           Exhibit

10.1	Share Purchase Agreement, dated October 2, 2008, by and among Washington Trust Bancorp, Inc. and the Purchasers *
10.2	Registration Rights Agreement, dated October 2, 2008, by and among Washington Trust Bancorp, Inc. and the Purchasers *
99.1	Washington Trust Bancorp, Inc. Press Release, dated October 2, 2008 *

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* Filed herewith